UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 6, 2010

COMFORT SYSTEMS USA, INC.
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13011 _________________ (Commission File Number)	76-0526487 ___________________ (I.R.S. Employer Identification No.)

675 Bering Drive, Suite 400 Houston, Texas ________________________________________	77057 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 830-9600

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 6, 2010, Comfort Systems USA, Inc. (the “Company”) issued a press release announcing certain acquisitions of the Company.  The full text of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

The following Exhibit is included herein:

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press release dated January 6, 2010 announcing certain acquisitions of the Company.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

Date: January 8, 2010	By:	/s/ Trent T. McKenna
Trent T. McKenna
Vice President and General Counsel

Comfort Systems USA, Inc.
Current Report on Form 8-K
Dated January 8, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press release dated January 6, 2010 announcing certain acquisitions of the Company.